Soundwatch Hedged Equity Fund
SCHEDULE OF INVESTMENTS
July 31, 2021 (Unaudited)
	Shares		Value
EXCHANGE TRADED FUND ― 94.6% (1)
iShares Core S&P 500 ETF (2)	221,000		$97,328,400
TOTAL EXCHANGE TRADED FUND (Cost $52,795,095)			$97,328,400

PURCHASED OPTIONS ― 2.0% (3)	Contracts	Notional ($)
Call Options ― 1.0%
S&P 500 Index at $3,650, Expires December 17, 2021	13	5,713,838	1,017,900
Total Call Options Purchased (Premiums paid $397,075)			1,017,900

Put Options ― 1.0%
S&P 500 Index at $4,080, Expires September 30, 2021	234	102,849,084	1,047,150
Total Put Options Purchased (Premiums paid $1,556,869)			1,047,150
TOTAL PURCHASED OPTIONS (Premiums paid $1,953,944)			$2,065,050

SHORT-TERM INVESTMENT ― 4.2%	Shares
First American Money Market Fund - Government Obligations, X Class, 0.03% (4)	4,317,457		4,317,457
TOTAL SHORT-TERM INVESTMENT (Cost $4,317,457)			$4,317,457

TOTAL INVESTMENTS IN SECURITIES, AT VALUE ― 100.8% (Cost $59,066,496)			$103,710,907
Liabilities in Excess of Other Assets ― (0.8)%			(810,326)
TOTAL NET ASSETS ― 100.0%			$102,900,581

WRITTEN OPTIONS ― (1.3)% (3)	Contracts	Notional ($)
Call Options ― (0.8)%
S&P 500 Index at $4,525, Expires September 30, 2021	(234)	(102,849,084)	(889,200)
Total Call Options Written (Premiums received $556,619)			(889,200)

Put Options ― (0.5)%
S&P 500 Index at $3,470, Expires September 30, 2021	(234)	(102,849,084)	(434,070)
S&P 500 Index at $3,650, Expires December 17, 2021	(13)	(5,713,838)	(64,740)
Total Put Options Written (Premiums received $1,074,133)			(498,810)
TOTAL WRITTEN OPTIONS (Premiums received $1,630,752)			$(1,388,010)

Percentages are stated as a percent net of assets.

(1)
The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”).  The Fund may redeem its investment from IVV at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of IVV. The expense ratio of IVV is 0.04% of average net assets as reflected in the most current prospectus. The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov. As of July 31, 2021, the percentage of the Fund’s net assets invested in IVV was 94.6%.

(2)	A portion of this security is pledged as collateral.
(3)	Non-income producing securities.
(4)	The rate is the annualized seven-day yield at period end.

Soundwatch Hedged Equity Fund
Schedule of Investments (Continued)
July 31, 2021 (Unaudited)

Valuation

Securities Valuation –Securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. The Adviser anticipates that the Fund's portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 - quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of July 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Fund	$97,328,400	$-	$-	$97,328,400
Purchased Options	-	2,065,050	-	2,065,050
Short-Term Investment	4,317,457	-	-	4,317,457
Total	$101,645,857	$2,065,050	$-	$103,710,907

Liabilities
Written Options	$-	$(1,388,010)	$-	$(1,388,010)
Total	$-	$(1,388,010)	$-	$(1,388,010)

See the Schedule of Investments for further detail of investment classifications.